                                                                   EXHIBIT 10.19

                                                                  EXECUTION COPY

                           AMENDMENT NO. 2, dated as of December 5, 2002 (this
                  "Amendment No. 2" or this "Amendment"), in respect of the LONG-TERM REVOLVING CREDIT AGREEMENT, dated as of February 25, 1998, as amended and restated as of December 7, 2001 (the "Credit Agreement"), among BURLINGTON RESOURCES INC., a Delaware corporation (the "Borrower"), the financial institutions (the "Lenders") listed on the signature pages thereof, JPMorgan Chase Bank, as administrative agent (the "Administrative Agent") and as auction administrative agent, Citibank, N.A. and Fleet National Bank, as co-syndication agents, and Bank of America, N.A. and Toronto Dominion (Texas), Inc., as co-documentation agents.

         The Borrower has advised the Administrative Agent and the Lenders that it desires to amend Sections 1.01, 4.01(a), and 4.01(b) of the Credit Agreement, and has requested in connection therewith that the Credit Agreement be amended as set forth in Section 1 below, and the parties hereto are so willing to amend the Credit Agreement. Each capitalized term used but not defined herein and defined in the Credit Agreement has the meaning assigned thereto in the Credit Agreement.

         In consideration of the premises and the agreements and provisions herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. Amendment and Waiver. (a) Upon the effectiveness of this Amendment No. 2 as provided in Section 3 below, the Credit Agreement shall be amended as follows:

         (i) Section 1.01 of the Credit Agreement shall be amended to change the definition of "Majority Lenders." The defined term "Majority Lenders" shall be amended to read in its entirety as follows:

                  "MAJORITY LENDERS" means i) for purposes of acceleration of the Advances and other amounts outstanding under Article 6 hereof, Lenders holding at least 51% of the then aggregate unpaid principal amount of the Advances held by Lenders or
                  (ii) for all other purposes of this Agreement, Lenders having at least 51% of the Commitments.

         (ii) Section 4.01 (a) of the Credit Agreement shall be amended to read in its entirety as follows:

                  The Borrower is a Business Entity duly formed, validly existing and in good standing under the laws of the State of Delaware. Each Material Subsidiary is duly organized, validly existing and in good standing in the jurisdiction of its formation. The Borrower and each Material Subsidiary possess all applicable Business Entity powers and all other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect. Each Subsidiary which is, on and as of the Effective Date, a Material Subsidiary is listed on Schedule I hereto.

         (iii) Section 4.01 (b) of the Credit Agreement shall be amended to read in its entirety as follows:

                  The execution, delivery and performance by the Borrower of this Agreement and the Notes, if any, are within the Borrower's applicable Business Entity powers, have been duly authorized by all necessary applicable Business Entity action, and do not contravene the Borrower's organizational documents or law or any contractual restriction binding on or affecting the Borrower.

         (iv) Section 5.01 of the Credit Agreement shall be amended to delete the word "Corporate" from the title thereof.

         (b) The Lenders hereby waive any Default or Event of Default, if any, arising under Section 4.01(a) or Section 4.01(b) of the Credit Agreement that may exist or have existed at or prior to the date of effectiveness hereof and that would not have existed had the amendments effected hereby been effective at the time the Credit Agreement was originally executed and delivered.

         SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the effective date of this Amendment to each of the Lenders that:

                  (a) Immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the effective date hereof, except to the extent such representations and warranties expressly relate to an earlier date or period.

                  (b) Immediately before and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing that would not be cured by effectiveness of this Amendment No 2.

         SECTION 3. Conditions to Effectiveness. This Amendment No. 2 and the amendment and waiver contained herein shall become effective as of the date hereof when the Administrative Agent shall have received counterparts of this Amendment No. 2 that, when taken together, bear the signatures of the Borrower, the Administrative Agent, and the Majority Lenders.

         SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

                                       2
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         SECTION 5.        Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                                       3
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                         BURLINGTON RESOURCES INC.

                                         By: /s/ DANIEL D. HAWK
                                             ---------------------------------
                                             Name:  Daniel D. Hawk
                                             Title: Vice President & Treasurer

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            JPMORGAN CHASE BANK, individually
                                            and as Administrative Agent and
                                            Auction Administrative Agent

                                            By: /s/ RUSSELL A. JOHNSON
                                                -------------------------------
                                                Name:  Russell A. Johnson
                                                Title: Vice President

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            FLEET NATIONAL BANK, individually
                                            and as Co-Syndication Agent

                                            By: /s/ ALLISON I. ROSSI
                                                --------------------------------
                                                Name:  Allison I. Rossi
                                                Title: Director

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            BANK OF AMERICA, N.A., individually
                                            and as Co-Documentation Agent

                                            By: /s/ RICHARD L. STEIN
                                                --------------------------------
                                                Name:  Richard L. Stein
                                                Title: Principal

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            THE BANK OF NOVA SCOTIA

                                            By: /s/ N. BELL
                                                -------------------------------
                                                Name:  N. Bell
                                                Title: Assistant Agent

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            BNP PARIBAS

                                            By: /s/ BRIAN M. MALONE
                                                --------------------------------
                                                Name:  Brian M. Malone
                                                Title: Managing Director

                                            By: /s/ POLLY SCHOTT
                                                --------------------------------
                                                Name:  Polly Schott
                                                Title: Vice President

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            MELLON BANK, N.A.

                                            By: /s/ ROGER E. HOWARD
                                                --------------------------------
                                                Name:  Roger E. Howard
                                                Title: Vice President

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            THE ROYAL BANK OF SCOTLAND PLC

                                            By: /s/ PAUL MCDONAGH
                                                --------------------------------
                                                Name:  Paul McDonagh
                                                Title: Sr. Vice President

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            WACHOVIA BANK, NATIONAL ASSOCIATION

                                            By: /s/ PHILIP TRINDER
                                                --------------------------------
                                                Name:  Philip Trinder
                                                Title: Vice President

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            ABN AMRO BANK

                                            By: /s/ FRANK R. RUSSO, JR.
                                                ------------------------------
                                                Name:  Frank R. Russo, Jr.
                                                Title: Group Vice President


                                            By: /s/ JEFFERY G. WHITE
                                                ------------------------------
                                                Name:  Jeffery G. White
                                                Title: Vice President

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            THE BANK OF NEW YORK

                                            By: /s/ PETER W. KELLER
                                                -------------------------------
                                                Name:  Peter W. Keller
                                                Title: Vice President

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            ROYAL BANK OF CANADA

                                            By: /s/ LORNE GARTNER
                                                --------------------------------
                                                Name:  Lorne Gartner
                                                Title: Vice President

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            WELLS FARGO BANK TEXAS, N.A.

                                            By: /s/ PAUL A. SQUIRES
                                                ------------------------------
                                                Name:  Paul A. Squires
                                                Title: Vice President

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            BANK ONE, N.A. (MAIN OFFICE,
                                            CHICAGO)

                                            By: /s/ THOMAS E. OKAMOTO
                                                -------------------------------
                                                Name:  Thomas E. Okamoto
                                                Title: Associate Director

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            BARCLAYS BANK PLC

                                            By: /s/ NICHOLAS A. BELL
                                                ------------------------------
                                                Name:  Nicholas A. Bell
                                                Title: Director
                                                       Loan Transaction
                                                       Management

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            CREDIT SUISSE FIRST BOSTON

                                            By: /s/ JAMES P. MORGAN
                                                --------------------------------
                                                Name:  James P. Morgan
                                                Title: Director

                                            By: /s/ IAN W. NALITT
                                                --------------------------------
                                                Name:  Ian W. Nalitt
                                                Title: Associate

                                            Signature page to the BURLINGTON
                                            RESOURCES INC. Amendment No. 2 to
                                            Long Term Revolving Credit Agreement
                                            dated as of February 25, 1998 as
                                            amended and restated as of December
                                            7, 2001 and as amended by Amendment
                                            No. 1 dated as of April 25, 2002

                                            THE NORTHERN TRUST COMPANY

                                            By: /s/ ASHISH S. BHAGWAT
                                                -------------------------------
                                                Name:  Ashish S. Bhagwat
                                                Title: Vice President